Exhibit (j)(2)

POWER OF ATTORNEY

The undersigned Director of The 787 Fund, Inc. (“Corporation”), whose signature appears below, hereby makes, constitutes and appoints Steven M. Joenk, Patricia Louie, Esq. and Arthur J. Brown, Esq. and each of them acting individually, to be his or her true and lawful attorneys and agents, each of them with the power to act without any other and with full power of substitution, to execute, deliver and file in the undersigned capacity as shown below, any and all instruments that said attorneys and agents may deem necessary or advisable to enable the Corporation to comply with the Securities Act of 1933, as amended, including any and all amendments to the Corporation’s registration statement, and any rules, regulations, orders or other requirements of the Securities and Exchange Commission thereunder in connection with the registration of shares or additional shares of common stock of the Corporation or any of its series or classes thereof, and the registration of the Corporation of any of its series under the Investment Company Act of 1940, as amended, including any and all amendments to the Corporation’s registration statement; and without limitation of the foregoing, the power and authority to sign said Director’s name on his behalf, and said Director hereby grants to said attorney or attorneys, full power and authority to do and perform each and every act and thing whatsoever as said attorney or attorneys may deem necessary or advisable to carry out fully the intent of this Power of Attorney to the same extent and with the same effect as said Director might or could do personally in his or her capacity as aforesaid and said Director ratifies, confirms and approves all acts and things which said attorney or attorneys might do or cause to be done by virtue of this Power of Attorney and his or her signature as the same may be signed by said attorney or attorneys.

Signature	Title	Date
/s/ Lawrence S. Kash	Director	April 24, 2007
Lawrence S. Kash

POWER OF ATTORNEY

The undersigned Director of The 787 Fund, Inc. (“Corporation”), whose signature appears below, hereby makes, constitutes and appoints Steven M. Joenk, Patricia Louie, Esq. and Arthur J. Brown, Esq. and each of them acting individually, to be his or her true and lawful attorneys and agents, each of them with the power to act without any other and with full power of substitution, to execute, deliver and file in the undersigned capacity as shown below, any and all instruments that said attorneys and agents may deem necessary or advisable to enable the Corporation to comply with the Securities Act of 1933, as amended, including any and all amendments to the Corporation’s registration statement, and any rules, regulations, orders or other requirements of the Securities and Exchange Commission thereunder in connection with the registration of shares or additional shares of common stock of the Corporation or any of its series or classes thereof, and the registration of the Corporation of any of its series under the Investment Company Act of 1940, as amended, including any and all amendments to the Corporation’s registration statement; and without limitation of the foregoing, the power and authority to sign said Director’s name on his behalf, and said Director hereby grants to said attorney or attorneys, full power and authority to do and perform each and every act and thing whatsoever as said attorney or attorneys may deem necessary or advisable to carry out fully the intent of this Power of Attorney to the same extent and with the same effect as said Director might or could do personally in his or her capacity as aforesaid and said Director ratifies, confirms and approves all acts and things which said attorney or attorneys might do or cause to be done by virtue of this Power of Attorney and his or her signature as the same may be signed by said attorney or attorneys.

Signature	Title	Date
/s/ William A. Mitchell, Jr.	Director	April 24, 2007
William A. Mitchell, Jr.

POWER OF ATTORNEY

The undersigned Director of The 787 Fund, Inc. (“Corporation”), whose signature appears below, hereby makes, constitutes and appoints Steven M. Joenk, Patricia Louie, Esq. and Arthur J. Brown, Esq. and each of them acting individually, to be his or her true and lawful attorneys and agents, each of them with the power to act without any other and with full power of substitution, to execute, deliver and file in the undersigned capacity as shown below, any and all instruments that said attorneys and agents may deem necessary or advisable to enable the Corporation to comply with the Securities Act of 1933, as amended, including any and all amendments to the Corporation’s registration statement, and any rules, regulations, orders or other requirements of the Securities and Exchange Commission thereunder in connection with the registration of shares or additional shares of common stock of the Corporation or any of its series or classes thereof, and the registration of the Corporation of any of its series under the Investment Company Act of 1940, as amended, including any and all amendments to the Corporation’s registration statement; and without limitation of the foregoing, the power and authority to sign said Director’s name on his behalf, and said Director hereby grants to said attorney or attorneys, full power and authority to do and perform each and every act and thing whatsoever as said attorney or attorneys may deem necessary or advisable to carry out fully the intent of this Power of Attorney to the same extent and with the same effect as said Director might or could do personally in his or her capacity as aforesaid and said Director ratifies, confirms and approves all acts and things which said attorney or attorneys might do or cause to be done by virtue of this Power of Attorney and his or her signature as the same may be signed by said attorney or attorneys.

Signature	Title	Date
/s/ Lonnie H. Pope	Director	April 24, 2007
Lonnie H. Pope

POWER OF ATTORNEY

The undersigned Director, President and Chief Executive Officer (“Director”) of The 787 Fund, Inc. (“Corporation”), whose signature appears below, hereby makes, constitutes and appoints Patricia Louie, Esq. and Arthur J. Brown, Esq. and each of them acting individually, to be his or her true and lawful attorneys and agents, each of them with the power to act without any other and with full power of substitution, to execute, deliver and file in the undersigned capacity as shown below, any and all instruments that said attorneys and agents may deem necessary or advisable to enable the Corporation to comply with the Securities Act of 1933, as amended, including any and all amendments to the Corporation’s registration statement, and any rules, regulations, orders or other requirements of the Securities and Exchange Commission thereunder in connection with the registration of shares or additional shares of common stock of the Corporation or any of its series or classes thereof, and the registration of the Corporation of any of its series under the Investment Company Act of 1940, as amended, including any and all amendments to the Corporation’s registration statement; and without limitation of the foregoing, the power and authority to sign said Director’s name on his behalf, and said Director hereby grants to said attorney or attorneys, full power and authority to do and perform each and every act and thing whatsoever as said attorney or attorneys may deem necessary or advisable to carry out fully the intent of this Power of Attorney to the same extent and with the same effect as said Director might or could do personally in his or her capacity as aforesaid and said Director ratifies, confirms and approves all acts and things which said attorney or attorneys might do or cause to be done by virtue of this Power of Attorney and his or her signature as the same may be signed by said attorney or attorneys.

Signature	Title	Date
/s/ Steven M. Joenk	Director, President	April 24, 2007
Steven M. Joenk	and Chief Executive Officer

POWER OF ATTORNEY

The undersigned Chief Financial Officer (“Officer”) of The 787 Fund, Inc. (“Corporation”), whose signature appears below, hereby makes, constitutes and appoints Steven M. Joenk, Patricia Louie, Esq. and Arthur J. Brown, Esq. and each of them acting individually, to be his or her true and lawful attorneys and agents, each of them with the power to act without any other and with full power of substitution, to execute, deliver and file in the undersigned capacity as shown below, any and all instruments that said attorneys and agents may deem necessary or advisable to enable the Corporation to comply with the Securities Act of 1933, as amended, including any and all amendments to the Corporation’s registration statement, and any rules, regulations, orders or other requirements of the Securities and Exchange Commission thereunder in connection with the registration of shares or additional shares of common stock of the Corporation or any of its series or classes thereof, and the registration of the Corporation of any of its series under the Investment Company Act of 1940, as amended, including any and all amendments to the Corporation’s registration statement; and without limitation of the foregoing, the power and authority to sign said Officer’s name on his behalf, and said Officer hereby grants to said attorney or attorneys, full power and authority to do and perform each and every act and thing whatsoever as said attorney or attorneys may deem necessary or advisable to carry out fully the intent of this Power of Attorney to the same extent and with the same effect as said Officer might or could do personally in his or her capacity as aforesaid and said Officer ratifies, confirms and approves all acts and things which said attorney or attorneys might do or cause to be done by virtue of this Power of Attorney and his or her signature as the same may be signed by said attorney or attorneys.

Signature	Title	Date
/s/ Brian Walsh	Chief Financial Officer	July 1, 2007
Brian Walsh